UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2022

PEOPLE’S UNITED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-33326	20-8447891
(Commission File Number)	(I.R.S. Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 338-7171

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	PBCT	NASDAQ Global Select Market
Fixed-to-Floating Rate Non- Cumulative Perpetual Preferred Stock, Series A, $0.01 par value per share	PBCTP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On March 4, 2022, M&T Bank Corporation (“M&T”) received regulatory approval from the Board of Governors of the Federal Reserve System for the previously announced merger (the “Merger”) of People’s United Financial, Inc. (“People’s United”) and M&T pursuant to the Agreement and Plan of Merger, dated as of February 21, 2021, by and among People’s United, M&T and Bridge Merger Corp., a direct, wholly owned subsidiary of M&T (as amended, the “Merger Agreement”), as well as for the proposed merger of People’s United Bank, N.A., the sole insured depository institution subsidiary of People’s United, with and into Manufacturers and Traders Trust Company, a depository institution subsidiary of M&T. As of March 4, 2022, People’s United and M&T have received all required regulatory approvals to complete the transactions contemplated by the Merger Agreement, including those from the New York State Department of Financial Services and the State of Connecticut Department of Banking. The closing of the Merger is expected to occur on or around April 1, 2022, subject to the satisfaction or waiver of the remaining closing conditions set forth in the Merger Agreement.

On March 7, 2022, People’s United and M&T issued a joint press release announcing the foregoing matters. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on current expectations, estimates and projections about People’s United’s and M&T’s businesses, beliefs of People’s United’s and M&T’s management and assumptions made by People’s United’s and M&T’s management. Any statement that does not describe historical or current facts is a forward-looking statement, including statements regarding the expected timing, completion and effects of the proposed transactions and People’s United’s and M&T’s expected financial results, prospects, targets, goals and outlook. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could,” or “may,” or by variations of such words or by similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

In addition, the following factors, among others, related to the proposed transaction between People’s United and M&T, could cause actual outcomes and results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between People’s United and M&T; the outcome of any legal proceedings that may be instituted against People’s United or M&T; the possibility that the proposed transaction will not close when expected or at all because certain conditions to the closing are not satisfied on a timely basis or at all; the risk that any announcements relating to the proposed combination could have adverse effects on the market price of the common stock of either or both parties to the combination; the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where People’s United and M&T do business; certain restrictions during the pendency of the merger that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; People’s United’s and M&T’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; and other factors that may affect future results of People’s United and M&T; the business, economic and political conditions in the markets in which the parties operate; the risk that the proposed combination and its announcement could have an adverse effect on either or both parties’ ability to retain customers and retain or hire key personnel and maintain relationships with customers; the risk that the proposed combination may be more difficult or time-consuming than anticipated, including in areas such as sales force, cost containment, asset realization, systems integration and other key strategies; revenues following the proposed combination may be lower than expected, including for possible reasons such as unexpected costs, charges or expenses resulting from the transactions; the unforeseen risks relating to liabilities of People’s United or M&T that may exist; and uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on People’s United, M&T and the proposed combination.

These are representative of the Future Factors that could affect the outcome of the forward-looking statements. In addition, such statements could be affected by general industry and market conditions and growth rates, general economic and political conditions, either nationally or in the states in which People’s United, M&T or their respective subsidiaries do business, including interest rate and currency exchange rate fluctuations, changes and trends in the securities markets, and other Future Factors.

People’s United provides further detail regarding these risks and uncertainties in its latest Form 10-K, including in the Risk Factors section of such report, as well as in subsequent SEC filings. Forward-looking statements speak only as of the date made, and People’s United does not assume any duty and does not undertake to update forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Joint Press Release, dated March 7, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLE’S UNITED FINANCIAL, INC.

By	/s/ Andrew S. Hersom
Name:	Andrew S. Hersom
Title:	Senior Vice President, Investor Relations

Date: March 7, 2022